UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of stockholders (the “Annual Meeting”) of Verastem, Inc. (the “Company”) was held in Needham, Massachusetts on May 21, 2026. At the Annual Meeting, the stockholders considered and acted upon the following proposals:

Proposal No. 1 — Election of Class II Directors. By the vote reflected below, the stockholders elected the following individuals to serve as Class II directors until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified:

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Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Bailey	54,096,261	1,091,917	14,157,934
Brian Stuglik	53,816,138	1,372,040	14,157,934
Karin Tollefson	51,011,977	4,176,201	14,157,934

There were no abstentions with respect to this proposal.

Proposal No. 2 — Adoption of the Verastem, Inc. Amended and Restated 2021 Equity Incentive Plan (the “Amended 2021 Plan”). The stockholders voted to approve the Amended 2021 Plan. 49,803,552 shares voted for the proposal; 4,539,917 shares voted against the proposal; and 844,709 shares abstained from voting on the proposal. There were 14,157,934 broker non-votes on the proposal.

Proposal No. 3 — Adoption of the Verastem, Inc. Amended and Restated 2018 Employee Stock Purchase Plan (the “Amended 2018 Plan”). The stockholders voted to approve the Amended 2018 Plan. 53,563,121 shares voted for the proposal; 786,404 shares voted against the proposal; and 838,653 shares abstained from voting on the proposal. There were 14,157,934 broker non-votes on the proposal.

Proposal No. 4 — The Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. 67,650,315 shares voted for the proposal; 358,930 shares voted against the proposal; and 1,336,867 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

Proposal No. 5 — Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. 51,696,318 shares voted for the proposal; 2,536,847 shares voted against the proposal; and 955,013 shares abstained from voting on the proposal. There were 14,157,934 broker non-votes on the proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Dated: May 26, 2026	By:	/s/ Daniel W. Paterson
Daniel W. Paterson
Chief Executive Officer